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                                                                    EXHIBIT 99.7

                         BENEFICIAL OWNER ELECTION FORM

     I (We) acknowledge receipt of your letter and the enclosed materials relating to the offering of rights ("Rights") to purchase shares of common stock, par value $0.10 per share (the "Common Stock"), of CCC Information Services Group Inc. (the "Company").

     In this form, I (we) instruct you whether to exercise Rights issued with respect to the Common Stock held by you for my (our) account, pursuant to the terms and subject to the conditions set forth in the prospectus, dated July 27, 2001, and prospectus supplement, dated November 30, 2001, relating to the Rights Offering.

BOX 1.  [ ]   Please do not exercise Rights for shares of the Common
              Stock.
BOX 2.  [ ]   Please exercise Rights for me (us) and purchase shares of
              the Common Stock as set forth below:

                                               SUBSCRIPTION
                       NUMBER OF SHARES           PRICE                    PAYMENT
                       ----------------        ------------                -------
                       ---------------
                                          X       $5.50       =     $ ------------ (Line 1)

Total Payment Required = $
------------ (Line 1 must equal total of amounts in Boxes 2 and 3).

BOX 2.  [ ]   Payment in the following amount is enclosed: $ ------------
BOX 3.  [ ]   Please deduct payment from the following account maintained by you as follows:

Type of Account:
--------------------- Account No.:
------------------------

Amount to be deducted: $
------------------

Date: ------------------, 2001         Signature:
                                       ------------------------------------------------------------
                                       Please type or print name(s) below:
                                       ------------------------------------------------------------
                                       ------------------------------------------------------------